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                                                                    Exhibit 10.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 6, 2002 included in this Form 20-F, into the Company's previously filed Registration Statement File No. 333-7166 pertaining to QIAGEN N.V. 1996 Employee, Director and Consultants Stock Option Plan. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 2001 or performed any audit procedures subsequent to the date of our report.


ARTHUR ANDERSEN LLP


Los Angeles, California
March 29, 2002